Exhibit 99.2

Annual Meeting of Stockholders

April 28, 2010

Forward-Looking Statements

         This investor presentation contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words "believe," "expect,"
"intend," "anticipate," "estimate," "project," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, those set forth in the Company’s Form 10-k under the caption “Risk Factors” and changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake -- and specifically disclaims any obligation -- to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Company Profile

Commercial banking franchise in Northern NJ; founded in 1998

Six branches located in one of the Nation’s wealthiest regions

A relationship-based commercial and consumer lender

$330 million in assets at year-end 2009

Strong capital; tangible common equity ratio above 12%

Sound asset quality; greater than 99.8% of all loans are performing

Low cost funding; avg. rate paid on all deposits currently below 1%

2009 marked the 8th consecutive year of profitability

We remain liquid and well-positioned for a rising rate environment

PASSAIC
WARREN
MORRIS
LONG VALLEY
MENDHAM
MORRISTOWN
ESSEX
BERNARDSVILLE
MADISON
SUMMIT
NYC
UNION
HUNTERDON
SOMERSET
MIDDLESEX
MERCER

Branch Network

Valuable New Jersey Franchise

Superior Asset Quality

We rank #1 out of 26 in asset quality versus NJ Banks (see note)

Rank based on SOMH nonperforming asset ratio of .08% versus NJ average of 2.20%

Exceptional Deposit Mix

We rank #1 in deposit mix

Rank based on SOMH core (non-CD) deposits percentage of 82% versus NJ average of 59%

Wealthy Operating Area

We rank #2 in HH Income

Rank based on weighted avg. median HH Income in SOMH trade area of $100,000 versus NJ
Bank Avg. of $77,000 (National Avg. is $55,000)

Stock currently trades at just a small premium to book value

Note: Rankings based on publicly traded commercial banks headquartered in New Jersey with total assets greater than $200 million. All data obtained from SNL Financial as of December 31, 2009. Nonperforming asset ratio calculated as nonaccrual loans plus OREO divided by
Total Assets.

$285.5
$208.4
$244.7
$299.7
$211.2
$249.8
$330.1
$206.8
$279.1
$312.8
$209.0
$261.4
2007
2008
2009
2010 1Q
Assets
Loans
Deposits

Balance Sheet Trends
($ millions)

$2,400
$2,000
$1,600
$1,200
$800
$400
$-
2007
2008
2009
2009 1Q
2010 1Q

Net Income
($ thousands)

$ 382

$ 1,894

$ 1,566

$ 410

$ 161*

_____

* $161 excludes a first qtr. 2009 BOLI benefit, net of a retirement plan liability, resulting from the death of our former CFO.

$ 619

12.82%
9.84%
"Well Capitalized"
Minimum
10.20%
12.52%
9.92%
11.57%
10.38%
12.33%
2007
2008
2009
2010 1Q
Bank Leverage Ratio
TCE Ratio

Capital Strength

At period-end

5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
4.10%
4.21%
3.66%
3.82%
2007
2008
2009
2010 1Q

Net Interest Margin

Reflects strategy
to increase
liquidity

Reflects partial
unwinding of
strategy

Note: Net interest margin reflected on a fully-taxable equivalent basis

Positioned for Rising Rates

Strategic decision to position bank for rising rates

Maintain relatively large overnight holdings rather than reach for yield

Our fixed rate residential exposure (both securities and loans) remains low–15% of total assets

Potential impact of rising interest rates on our net interest income is further aided by:

Approx. 1/3 of our interest earning assets are funded by capital and noninterest-bearing demand

These funds bear no interest cost to bank in any rate environment

The average ratio of NJ commercial banks is approximately one-fifth (We rank #1)

More than 1/2 of interest earning assets funded by interest-bearing transaction deposits

We retain pricing control (subject to market conditions), but typically reprice at a much slower pace than the general level of interest rates.

On the asset side, approximately 50% of our loans reprice in one year while only 20% reprice in more than 5 years.

Note: Rank based on publicly traded NJ banks with assets greater than $200 million. Data sourced from SNL Financial.

Percent
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2004
2005
2006
2007
2008
1Q2009
2Q2009
3Q2009
4Q2009
4.00
3.62
3.14
2.54
2.14
2.90
2.72
2.31
1.59
1.42
1.06
0.74
0.46
0.45
0.40
0.20
0.21
0.10
0.20
SOMH
Average-NJ Comm. Bks.
Average-US Comm. Bks.

Nonperforming Asset Ratio vs. Industry

Source: SNL Financial. Commercial banks between $100mm and $1billion in total assets.

SOMH

U.S. Community Banks

NJ Community Banks

Asset Quality
(How do we do it?)

Conservative Credit Culture

Strict Underwriting standards (Low LTV, Recourse, etc.)

Philosophy of “careful growth” since inception in 1998

High level of owner-occupied collateral resulting from a focus on professional fields such as lawyers, doctors and accountants

Economic Strength of Operating Area

Our borrowers tend to have greater financial cushion than those in other regions

Better positioned, although not immune, to withstand economic downturn

We are NOT in the following businesses:

Indirect auto, credit cards, leasing, and SBA lending

Focus on Loan Monitoring and Collection

We continuously monitor borrower financial condition

Have always been aggressive collectors in all business cycles

A little bit of luck!!!

Our credit quality metrics today compare favorably to those typical during the best of times

Total Loans = $208.9 million
as of March 31, 2010

Commercial
18.2%
Construction &
Land
3.5%
Consumer
21.8%
Comm. Mtge
48.9%
Residential
7.6%

Loan Mix

Commercial Mortgage Portfolio

Portfolio totals $102.0 million as of March 31, 2010

We’ve never had a loss in this portfolio

100% of portfolio is secured by NJ properties

Diversified exposure with $695,000 average loan size

Weighted average LTV at origination less than 50%

Approx. 64% of portfolio is owner-occupied

99% of portfolio carries a personal guarantee (excludes not for profits)

Commercial Loan Portfolio

Portfolio totals $38.0 million as of March 31, 2010

As of 3/31/10, no nonperforming loans and one loan ($182,000) past due more than
30 days

Average loan size approx. $200,000 reflecting a diverse local customer base, with strong cross sell and referral opportunities

Virtually all commercial loans supported by personal guarantees and by collateral including:

First- and second-liens on residential and commercial properties

Liquid assets, such as marketable securities

Other business assets including equipment, inventory and trade receivables

Consumer Loan Portfolio

$45.5 million outstanding as of March 31, 2009 (98% Home Equity)

Historical charge-offs in home equity portfolio = ZERO

No loans past due more than 30 days

Nonaccrual loans only 0.23% of total portfolio

100% in State of NJ

Self-originated, individually underwritten in-house

We do not use automated underwriting models

Majority originated with a CLTV of 50% to 65%; maximum of 80%

81% of portfolio represented by home equity lines of credit, which are additionally underwritten on a cash flow basis

Residential Mortgage Lending

Residential portfolio totals $15.9 million at 3/31/10

Primarily “accommodation” jumbos to local high net worth individuals

Current avg. LTV is less than 40%

No nonperformers or past-due more than 30 days at 3/31/10

We have never had a loss in this portfolio

Sullivan Financial Services, Inc. (wholly-owned subsidiary)

Loans sold on a flow basis, servicing released, (i.e. a fee-based operating model)

Efficient and scalable platform

Managed by mortgage banking veterans

During May, we expect to move operations to existing space in our Madison branch. (West
Orange lease expires June 2010).

Int. Bearing
Transaction
57%
Demand
20%
Time
Deposits
23%

Int. Bearing
Transaction
61%
Demand
21%
Time Deposits
18%

Deposit Mix

Year-end 2008

Year-end 2009

- Currently, more than 82% of Deposits are “Core”

Our definition of core excludes all time deposits

- Key drivers of growth in Core:

relationship banking

paramount checking

escrow control product

- Time Deposits decreasing and returning to historical levels as liquidity becomes less of a strategic objective

$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
5,865
6,853
7,850
8,203
8,325
8,736
$143,863
$189,337
$214,572
$205,801
$200,322
$215,892
March '05
March '06
March '07
March '08
March '09
March '10

Core Deposits
($ thousands)

# of Core Accounts

Total Core Deposit Balances

$140
$120
$100
$80
$60
$40
$20
$0
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
1,174
1,305
1,592
1,736
1,706
1,746
$64.5
$59.6
$65.7
$55.0
$48.4
$58.9
March '05
March '06
March '07
March '08
March '09
March '10

Paramount Checking Account
($ thousands)

Average Balance per Account

# of Paramount Accounts

Expense Control

174.9%

$ 320

$    183

$   503

   special assessment in 2009)

FDIC Assessment (including a $140

-7.1%

$(305)

$ 4,273

$ 3,968

    Total

-9.9%

   (153)

    1,542

   1,389

  Other, incl. outside consultants

-7.6%

    (41)

      540

      499

  Data Processing and Telecom

-27.7%

    (76)

      274

      198

  Advertising/Promotion

-1.8%

$  (35)

$ 1,917

$ 1,882

  Occupancy

Expense Control-Areas of Focus

Pct.

Amt.

2008

2009

Incr./(Decr.)

Always, a work in progress!!

Embracing Technology

We utilize technology to increase efficiency and improve customer service

New and improved website

Our Retail and Business Modules have streamlined functionality and an updated “look”

We are the first community bank in the country to implement Trusteer’s Rapport product

Remote Deposit Capture

For our commercial customers

Expands our geographic reach and provides immediate cost savings

Mobile “Text” Banking

The fastest growing delivery channel.

Recently implemented with strong initial customer adoption.

New telephone system-VOIP

Significantly lowers our costs

Improves functionality and customer service

On January 16, 2009 SOMH issued “TARP Preferred”

$7.4 million in capital proceeds to Holding Company

163,065 warrants to purchase common stock at $6.82

Reasons for Issuing

Perception that only the strongest community banks would be approved

Encouraged by the regulators to participate

Possibly provide greater access to acquisitions of troubled banks, branches and deposits.

On April 2, 2009, we filed notice with our regulators to redeem

Market perception for recipients changed from “the strongest” to “bailout”

More oversight of lending activities than anticipated

During the Second Quarter 2009, we repurchased all of the preferred stock and warrants.

Capital Issued under TARP

Cash Dividend

Today we declared a quarterly cash dividend of 5 cents per share

Dividend Yield of 2.4% (assuming $8.25 share price)

Stock Dividend

Today we declared a 5% stock dividend

This is our 8th Stock Dividend in 9 years.

Dividends

Our staff is highly experienced

Each of our key executives, and a majority of our staff, has significant industry experience at both large and community-based banks

Our balance sheet is strong

Asset quality metrics among the best in the Nation

We operate in one of the wealthiest regions in the U.S.

Our customer base is better able to withstand the Recession than most

We are poised for economic growth

We have the capital and liquidity to lend to qualified borrowers

Our rate sensitivity is positioned to benefit from rising rates

We are patient and disciplined

Our track record speaks for itself

We will not force growth, but will rather maintain our strict underwriting standards.

We will continue to focus on Shareholder Value

We seek to be opportunistic with respect to potential acquisition opportunities

We recognize that our franchise is valuable to larger banks in region

Summary